SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549


                             FORM 8-K

                          CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  March 18, 2005


      English Language Learning and Instruction System, Inc.
      ------------------------------------------------------
      (Exact name of registrant as specified in its charter)



          Delaware                    0-27591                 33-0836078
 ----------------------------   -----------------------    ------------------
 (State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
      of incorporation)                                    Identification No.)


                 406 West 10600 South, Suite 601
                    Salt Lake City, Utah 84095
             ----------------------------------------
             (Address of principal executive offices)



                          (801) 858-0880
       ---------------------------------------------------
       (Registrant's telephone number, including area code)


                               N/A
   ------------------------------------------------------------
  (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]   Soliciting material pursuant to Rule 14a-12 under the Exchange
      Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement.

      On March 18, 2005, English Language Learning and Instruction System, Inc., a Delaware corporation (the "Company"), entered into a Consulting Agreement (the "Consulting Agreement") with Dr. Frank Otto, who is a former officer and director of the Company. Pursuant to the terms of the Consulting Agreement, Dr. Otto will provide consulting services to the Company.

      In addition, also on March 18, 2005, the Company executed a Promissory Note (the "Promissory Note") in the initial aggregate principal amount of $158,788.95 in favor or Dr. Frank Otto. The Promissory Note was issued to Dr. Otto in exchange for his relinquishment of any and all rights he previously had to receive deferred compensation from the Company.

      The Consulting Agreement and the Promissory Note are attached as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.

ITEM 9.01. Financial Statements and Exhibits.

(c)   Exhibits

      The following exhibits are furnished with this report.

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Exhibit
Number    Description
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99.1      Consulting Agreement by and between English Language Learning and
          Instruction, Inc. and Dr. Frank Otto, made and entered into as of March 18, 2005
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99.2      Promissory Note, dated as of March 18, 2005, payable by English
          Language Learning and Instruction, Inc. in favor of Dr. Frank Otto.
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



                            SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 23, 2005



                     English Language Learning and Instruction System, Inc.


                     By:  /s/ Rohit Patel
                          Rohit Patel,
                          Chief Executive Officer

                          EXHIBIT INDEX

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Exhibit
Number    Description
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99.1      Consulting Agreement by and between English Language Learning and
          Instruction, Inc. and Dr. Frank Otto, made and entered into as of March 18, 2005
--------  --------------------------------------------------------------------
99.2 Promissory Note, dated as of March 18, 2005, payable by English Language Learning and Instruction, Inc. in favor of Dr. Frank Otto.
--------  --------------------------------------------------------------------